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                                                                    Exhibit 99.2

                           FIRST AMENDMENT TO PURCHASE
                               AND SALE AGREEMENT

         THIS FIRST AMENDMENT is made and entered into as of this ____ day of October, 1995, by and between GMRI, INC., a Florida corporation (hereinafter referred to as "Seller"), and COOKER RESTAURANT CORPORATION, an Ohio corporation (hereinafter referred to as "Buyer").

                                    RECITALS

         A. Under date of October 20, 1995, Seller, as "Seller", and Buyer, as "Buyer", entered into that certain "Purchase and Sale Agreement" which is a document of independent relevance and significance which is hereby incorporated by this reference in its entirety and shall hereinafter be referred to as the "Agreement". Any quoted or other term used in this amendment not specifically otherwise defined herein shall have the same definition and meaning set forth and contained in the Agreement.

         B. Since execution of the Agreement, the parties have determined that certain amendments to the Agreement are in their respective best interests.

         C. The purpose of this instrument is to make certain modifications and amendments to the Agreement.

                                   PROVISIONS

         NOW, THEREFORE, for and in consideration of the agreements and amendments herein contained, the parties hereby agree as follows:

         Section 1.A. INCORPORATION OF RECITALS. The foregoing Recitals portion of this instrument is hereby incorporated by this reference.

         Section 2.A. DELETION OF "POINT-OF-SALE SYSTEMS"; PURCHASE PRICE ADJUSTMENT. Seller and Buyer have agreed that "point-of-sale systems" shall be deleted from the Property agreed to be sold by Seller and purchased by Buyer. Accordingly, any reference to "point-of-sale systems" in the Agreement, specifically including, but not limited to the definition of FF&E in paragraph l.b. of the Agreement and the Bill of Sale comprising EXHIBIT "C" to the Agreement are hereby deleted.

         For each Property purchased by Buyer pursuant to the Agreement, Buyer shall receive a reduction in the purchase price of Ten Thousand Dollars ($10,000) for retention by Seller of the "point-of-sale systems". Accordingly, if Buyer purchases all six (6) Properties contemplated in the Agreement, the total Purchase Price reflected in paragraph 2. of the Agreement shall be $11,190,000 rather than the $11,250,000 therein reflected. If Buyer should purchase four (4) of the six (6) Properties, the reduction to the Purchase Price provided for in this Section2.A. shall be $40,000 rather than the $60,000 illustrated in the preceding sentence.

         Section 3.A. CLARIFICATION OF SUITABILITY PERIOD; AND DEPOSIT DUE DATE. The thirty (30) day suitability period reflected in paragraph 6. of the Agreement is hereby clarified and amended so that said thirty (30) day period commences on October 27, 1995.


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         Paragraph 2. a. and 10. of the Agreement are hereby modified and amended by requiring Buyer to make the Deposit on the EFFECTIVE DATE instead of the FINAL EXECUTION DATE therein reflected.

         Section 4.A. EFFECT OF AMENDMENT. Except as expressly modified and amended herein, the Agreement shall be carried out as originally written.

         IN WITNESS WHEREOF, the parties have executed this First Amendment effective as of the day and year first above written.

COOKER RESTAURANT CORPORATION,      GMRI, INC., a Florida corporation ("Seller")
an Ohio corporation ("Buyer")

By:          /s/ G. A. Seelbinder   By:            /s/ Richard D. Halterman
   ------------------------------      -----------------------------------------
Print Name:  G. A. Seelbinder       Print Name:    Richard D. Halterman
           ----------------------              ---------------------------------
Print Title: Chairman & CEO         Print Title:   Senior Vice President
            ---------------------               --------------------------------



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                                                                    Exhibit 99.3

                           JOINDER OF ESCROW AGREEMENT

LAWYERS TITLE INSURANCE CORPORATION                           Case No. 95-000919
                                                              Atlanta, GA

                                                              October 25, 1995

Received by Lawyers Title Insurance Corporation ("Escrow Agent") of Purchaser (as herein below defined), funds in the amount of $600,000.00 representing the deposit in accordance with the Contract for Sale and Purchase of Land (the "Contract"), dated, October 20th, 1995, between GMRI, INC. ("Seller"), and Cooker Restaurant Corporation ("Purchaser").

In consideration of the acceptance of this deposit by Escrow Agent and any other funds received by Escrow Agent pursuant to the Contract, Purchaser and Seller, by signing this Escrow Agreement, agree as follows:

         1) That said funds are to be deposited immediately and held pending settlement of the transactions contemplated by the Contract. Said funds are to be invested as follows:

                            INTEREST BEARING ACCOUNT

                  The principal and interest thereon shall be disbursed in accordance with the Contract, or as directed in writing by Seller and Purchaser.

         2) In the event either Seller or Purchaser shall claim default under the terms of the Contract, Escrow Agent will not be required to deliver the escrowed funds to either of the parties without the written consent of the other; or upon failure thereof, until the right of either of the parties to receive the escrowed funds shall be finally determined by a court of proper jurisdiction.

         3) In the event of controversy or litigation arising out of this transaction which (1) results in any expense or attorney's fees to Escrow Agent, by virtue of such claim of default, controversy, or litigation, or (2) requires a declaratory judgment by proper court as to the disbursement of said escrowed funds, Escrow Agent is hereby authorized to deduct such expense or attorney's fees out of the escrowed funds, and to pay remaining balance over to the party entitled thereto as agreed upon by the parties, or as directed by a court of competent jurisdiction.

         4) Seller and Purchaser hereby release and discharge Escrow Agent from all matters with respect to the subject matter hereof (except for gross negligence or intentional wrongdoing), and agree to indemnify and hold Escrow Agent harmless from and against all costs, damages, judgments, attorney's fees, expenses, obligations, and liabilities of any kind or nature which, in good faith, Escrow Agent may incur or sustain in connection with thisEscrow Agreement, and without limiting the generality of the foregoing, Escrow Agent. shall not incur any liability due to a delay in the electronic wire transfer of funds or with respect to any action taken or omitted in reliance upon any instrument, including any written notice or instructions provided for in the Contract or this Agreement, not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and accuracy of any information contained therein, which the Escrow Agent shall in good


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                  faith believe to be genuine, to have been signed or presented by a proper person or persons and to conform with the provisions of the Contract or this Agreement.

         5) Any title insurance required by the Contract shall be provided by Lawyers Title Insurance Corporation. Escrow Agent shall be entitled to escrow fees of $ 0 to be paid as follows:

         6) Seller and Purchaser hereby certify that they are aware the Federal Deposit Insurance Corporation (FDIC) coverages apply only to a cumulative maximum amount of $100,000 for each individual depositor for all of depositor's accounts at the same or related institution. Seller and Purchaser further understand that certain banking instruments, such as, but not limited to, repurchase agreements and letters of credit, are not covered at all by FDIC insurance. Further, Seller and Purchaser understand that Escrow Agent assumes no responsibility for, nor will Seller and Purchaser hold same liable for, any loss occurring which arises from the fact that the amount of the above account may cause the aggregate amount of any individual depositor's accounts to exceed $100,000 and that the excess amount is not insured by the Federal Deposit Insurance Corporation (FDIC).

                                   ESCROW AGENT:

                                   LAWYERS TITLE INSURANCE CORPORATION

                                   By:      /s/ Eva M. Mosley
                                      ------------------------------------------

                                   Title:   National Accounts Administrator
                                         ---------------------------------------

SELLER:                            PURCHASER:

GMRI, INC., a Florida corporation  COOKER RESTAURANT CORPORATION, an Ohio corporation

By:    /s/ Zil F. Parker           By:      /s/ David C. Sevig
   ------------------------------     ------------------------------------------

Title: Corporate Counsel           Title:   Vice President and CFO
      ---------------------------        ---------------------------------------

(CORPORATE SEAL)                   (CORPORATE SEAL)

Federal I.D. Number:               Federal I.D. Number:

                                            62-1292102
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